UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2014

RCS Capital Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35924	38-3894716
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 Park Ave., 15th Floor New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(866) 904-2988

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

RCS Capital Corporation (the “Company”) prepared an investor presentation with respect to the Merger (as defined below). Directors, officers and other representatives of the Company and Cetera Financial Holdings, Inc. (“Cetera”) intend to present some of or all of such investor presentation at various conferences and meetings in the coming months. A copy of the investor presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K. Such investor presentation shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01, as well as Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Item 8.01. Other Events

On January 16, 2014, the Company issued a press release announcing the execution of an agreement and plan of merger (the “Merger Agreement”) among the Company, Clifford Acquisition, Inc. (“Merger Sub”), a newly formed wholly-owned subsidiary of the Company, Cetera and Lightyear Capital LLC as stockholder representative (the “Stockholder Representative”), which provides for the merger of Merger Sub with and into Cetera (the “Merger”), with Cetera surviving the Merger as a wholly owned subsidiary of the Company. Once acquired, the Company expects that Cetera’s business will operate independently of the Company’s wholesale broker-dealer subsidiary, Realty Capital Securities, LLC, and function as a separate business unit alongside the Company’s existing operating subsidiaries.

The purchase price to be paid by the Company pursuant to the Merger Agreement will be equal to $1.15 billion in cash, subject to certain customary adjustments.

A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Forward-Looking Statements

Information set forth in this Current Report on Form 8-K (including information included or incorporated by reference herein) contains “forward-looking statements” (as defined in Section 21E of the Exchange Act, as amended), which reflect the Company’s expectations regarding future events. The forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Such forward-looking statements include, but are not limited to, whether and when the transactions contemplated by the Merger Agreement will be consummated, the combined company’s plans, market and other expectations, objectives, intentions, as well as any expectations or projections with respect to the combined company.

The following additional factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the inability to obtain regulatory approvals for the proposed transaction, including, among other things, approval of certain changes in control of Cetera’s FINRA-regulated broker-dealer business; risks related to disruption of management’s attention from the ongoing business operations due to the proposed transaction; market volatility; unexpected costs or liabilities that may arise from the proposed transaction, whether or not consummated; the inability to retain key personnel; the deterioration of market conditions; the effect of the announcement of the proposed transaction on the Company’s or Cetera’s relationships with their respective independent financial advisors, operating results and businesses generally; risks to consummation of the proposed transaction, including the risk that the transaction will not be consummated within the expected time period or at all; and future regulatory or legislative actions that could adversely affect the parties to the transaction. Additional factors that may affect future results are contained in the Company’s filings with the Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website at www.sec.gov. Further, forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Investor Presentation dated January 16, 2014.
99.2	Press Release issued on January 16, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCS Capital Corporation

Date: January 16, 2014	By:	/s/ William M. Kahane
	Name:	William M. Kahane
	Title:	Chief Executive Officer and Director